UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_| Preliminary Proxy Statement              |_| Confidential, for Use of the
|X| Definitive Proxy Statement                   Commission Only (as permitted
|_| Definitive Additional Materials              by Rule 14a-6(e)(2))
|_| Soliciting Material Pursuant to
    ss.240.14a-12

                       FLANIGAN'S ENTERPRISES, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 26, 2010


To the Shareholders of Flanigan's Enterprises, Inc.,

Please  take  notice  that the Annual  Meeting  of  Shareholders  of  Flanigan's
Enterprises, Inc., a Florida corporation, (the "Company"), will be held on Friday, February 26, 2010 at 10:00 a.m., local time, at our corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 to consider and act upon the following matters:

         (1) To elect three directors of the Company to hold office until the year 2013 Annual Meeting and until their successors are elected; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All shareholders are invited to attend the meeting in person. Only shareholders of record at the close of business on January 12, 2010 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Any shareholder of the Company at the close of business on January 12, 2010, attending the meeting and entitled to vote may do so in person, even if such shareholder returned a proxy.

Pursuant to rules promulgated by the Securities and Exchange Commission, (the "SEC"), we have elected to provide access to our proxy materials both by sending you the attached proxy statement and proxy card and by notifying you of the availability of our proxy statement and our fiscal 2009 Annual Report to Shareholders at our website at www.flanigans.net under the link "Financial". No
                               -----------------
online voting, however, is available.

                                           By Order of the Board of Directors


                                           Jeffrey D. Kastner
                                           Secretary

                                           Fort Lauderdale, Florida
                                           January 26, 2010

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND RETURN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH WILL ENSURE REPRESENTATION OF YOUR SHARES. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 26, 2010 - the Proxy Statement and 2009 Annual Report to Shareholders are available at our website at www.flanigans.net under the link "Financial."
-----------------
--------------------------------------------------------------------------------

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 26, 2010

The Board of Directors of Flanigan's Enterprises, Inc. (the "Company"), is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Shareholders, (the "Annual Meeting"), to be held Friday, February 26, 2010, at 10:00 a.m., local time, or at any postponement(s) or adjournment(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our corporate offices at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334. The telephone number at that location is 954-377-1961. Unless the context indicates otherwise, all references in this proxy statement to "we", "us", "our", "Flanigan's" or the "Company" mean Flanigan's Enterprises, Inc.

The date of this proxy statement is January 26, 2010 and it was first mailed on or about January 26, 2010 to shareholders entitled to vote at the Annual Meeting.

                             ABOUT OUR ANNUAL MEETING

What is the purpose of our Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy, including the election of three directors for a term of three years and to consider and act upon any other matters that may properly come before the meeting. In addition, our management will report on our performance during fiscal year 2009 and respond to appropriate questions from shareholders.

                                     VOTING

Who can attend the meeting?

All shareholders as of the close of business on January 12, 2010, (the "Record Date"), or their duly appointed proxies, may attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you cannot attend our Annual Meeting.

If you hold shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of your brokerage statement reflecting your stock ownership as of the Record Date and check in with our Inspectors of Election at our Annual Meeting.

Who is entitled to vote at the meeting?

Only holders of our common stock of record on the Record Date are entitled to receive notice of and to vote the common shares held by them on that date at our Annual Meeting, or any postponement(s), adjournment(s) or continuation(s) of our meeting.

What are the voting rights of our shareholders?

On the Record Date, there were 1,861,933 shares of our common stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our Annual Meeting. Therefore, if you owned 100 shares of our common stock on the Record Date, you may cast 100 votes for each matter properly presented at the Annual Meeting.

What constitutes a quorum?

The presence at our Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding as of the Record Date will constitute a "quorum", permitting our meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum. If you hold your shares in "street name" through a broker or other representative and the broker or representative indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, (broker non-votes), the shares represented by such broker non-votes will be counted in determining the presence of a quorum.

If less than a majority of outstanding common shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Will my shares be voted if I do not provide my proxy?

If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm (as indicated above) even if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

How do I vote?

You can vote in any of the following ways:

(1) To vote by mail:
      o     Mark,  sign and date each proxy card that you receive;  and
      o     Return it in the enclosed prepaid envelope.

(2) To vote in person if you are a registered shareholder:
      o     Attend our Annual Meeting;
      o     Bring valid photo identification; and
      o     Deliver your completed proxy card or ballot in person.

(3) To vote in person if your shares are held in "street name":
      o     Attend our Annual Meeting;
      o     Bring valid photo identification; and
      o Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Prior to the Annual Meeting, we will select one or more Inspectors of Election. These Inspectors will determine the number of common shares represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

What does it mean if I get more than one proxy card?

It means you hold shares registered in more than one account. Please vote or provide a proxy for all accounts in one of the manners described above to ensure that all your shares are voted.

Can I change my vote after I return my proxy card?

Yes, even after you have submitted your proxy card you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

The enclosed proxy is solicited on behalf of our Board of Directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

      o "FOR" the election of Jeffrey D. Kastner, Michael B. Flanigan and Mike Roberts to serve on our Board of Directors for the next three years and until their successors are elected.

Our Board of Directors does not foresee or have any reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any nominee is not available for election and a substitute nominee is designated by the Board of Directors, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors: A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Other Items: For most other items which may properly come before the meeting, the affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. You may vote "FOR", "AGAINST" or "ABSTAIN" on any other proposal.

If you sign your proxy card or broker voting instruction card with no further information, your shares will be voted in accordance with the recommendations of our Board, i.e., "FOR" all proposals.

So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at our Annual Meeting. In the event any other matters properly come before our Annual Meeting for a vote of shareholders, the persons named as proxies on the proxy card will vote in accordance with their best judgment on such other matters.

Who pays for the preparation of the proxy statement and the cost of soliciting votes for our Annual Meeting?

We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for our 2011 Annual Meeting?

If you would like to submit a proposal for the 2011 Annual Meeting of Shareholders, it must be received by our Secretary, Jeffrey D. Kastner, at our corporate headquarters located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, at any time prior to September 28, 2010, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

In general, advance notice of nominations of persons for election to the Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 120 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this Proxy Statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest to such business of such shareholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made,
(A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of common stock that are owned, (beneficially or of record), by such shareholder and such beneficial owner,  (C) a description of all  arrangements  or  understandings  between such shareholder and such beneficial owner and any other person or persons, (including their names), in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

You should review the information contained in this proxy statement separately from our 2009 Annual Report to Shareholders. Our principal corporate offices are located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, and our telephone number is (954) 377-1961. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

Where can I find the voting results?

We will publish the voting results in our Form 10-Q for the second quarter of our fiscal year 2010, which we will file with the SEC on or about May 18, 2010. To view our form 10-Q online, go to our website at www.flanigans.net under the
                                                    -----------------
link "Financial."

Can shareholders and other interested parties communicate directly with our Board? If so, how?

Yes.  You may  communicate  directly  with one or more  members  of our Board of
Directors by writing to the Company's Corporate Secretary, Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334. The Company's Secretary will then forward all questions or comments directly to our Board of Directors or a specific Director, as the case may be.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table shows, as of January 12, 2010, the beneficial ownership of our Common Stock by (i) any person or group who is known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of our current directors, including the nominees for director; (iii) each of the Named Executive officers, (as defined herein); and (iv) all our current directors and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.

The following table is based upon information supplied by our officers, directors, principal shareholders and schedules 13D and 13G filed with the United States Securities and Exchange Commission, (the "SEC"). The number of shares of our common stock is determined under the rules of the SEC and the information does not necessarily indicate beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares that the individual or entity has the right to acquire through the exercise of stock options or warrants and any references in the footnotes to this table to shares subject to stock options or warrants refers only to stock options or warrants that are so exercisable. For purposes of computing the percentage of outstanding shares of our common stock held by each person or entity, any shares that such person or entity has the right to acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the shareholders named in this table have sole voting and investment power with respect to the shares of our common stock indicated as beneficially owned. The inclusion in the table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.


                                                       Amount and
                                                       Nature of
                                                       Beneficial
                                                       Ownership as of         Percent
Name and Address of Beneficial Owner                   January 12, 2010(1)     of Class(2)
----------------------------------------               -------------------     -----------
5% Shareholders:
         Robino Stortini Holdings LLC (3)                       128,500               6.9%
              6 Larch Avenue, Suite 101
              Wilmington, Delaware 19804
         Jeffrey D. Kastner (4)                                 654,013              35.1%
         James G. Flanigan (5)                                  373,320              20.1%
         Michael B. Flanigan (6)                                197,195              10.6%
         Patrick J. Flanigan (7)                                155,260               8.3%

Current Named Executive Officers and Directors:
         Jeffrey D. Kastner (4)                                 654,013              35.1%
         James G. Flanigan (5)                                  373,320              20.1%
         Michael B. Flanigan (6)                                197,195              10.6%
         Patrick J. Flanigan (7)                                155,260               8.3%
         August Bucci                                             9,500                 *
         Christopher O'Neil                                       6,500                 *
         Barbara J. Kronk                                          --
         Germaine M. Bell                                          --
         Mike Roberts                                              --
         Jean Picard                                              1,070                 *
         All current executive officers and directors           967,891              52.0%
              as a group (10 persons) (4)(5)(6)(7)

----------------------------------
* less than one (1%) percent of the outstanding shares of class.

(1) The persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted in the footnotes below.

(2) Applicable percentage ownership is based upon 1,861,933 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.

(3) Based solely on reports filed by Robino Stortini Holdings LLC with the SEC.

(4) Includes 633,690 shares which are owned of record (in equal shares) by five separate trusts of which Jeffrey D. Kastner is one of three trustees. As a trustee, Mr. Kastner has shared voting and investment power of these shares. The five trusts include the trusts established by Joseph G. Flanigan for James G. Flanigan (See Note (5) below), Michael B. Flanigan (See Note (6) below) and Patrick J. Flanigan (See Note (7) below).

(5) Includes 138,693 shares which are owned of record by a trust of which James G. Flanigan is one of three trustees and a beneficiary (for which Mr. Flanigan has shared voting and investment power), 400 shares owned as custodian for his children (for which Mr. Flanigan has shared voting and investment power), 12,776 shares owned by his spouse (for which Mr. Flanigan has shared voting and investment power) and 13,700 shares owned of record by a trust, the beneficiaries of which are his children, and of which he is the sole trustee.

(6) Includes 134,915 shares owned of record by a trust of which Michael B. Flanigan is one of three trustees and a beneficiary (for which Mr. Flanigan has shared voting and investment power), 1,000 shares owned by his spouse (for which Mr. Flanigan has shared voting and investment power), 650 shares owned as custodian for his children and stepchildren, (for which Mr. Flanigan has shared voting and investment power), 10,200 shares owned of record by a trust, the beneficiaries of which are his children and of which he is the sole trustee and 3,500 shares owned of record by a trust, the beneficiaries of which are his stepchildren and of which he is the sole trustee.

(7) Includes 136,960 shares owned of record by a trust of which Patrick J. Flanigan is one of three trustees and a beneficiary (for which Mr. Flanigan has shared voting and investment power), 2,000 shares owned by his spouse (for which Mr. Flanigan has shared voting and investment power), 400 shares owned by his spouse as custodian for his children (for which Mr. Flanigan has shared voting and investment power) and 13,700 shares owned of record by a trust, the beneficiaries of which are his children and of which he is the sole trustee.


            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports and any amendments thereto furnished to us during and with respect to our 2009 fiscal year or written representations from certain reporting persons that were not required to file, we believe that during fiscal year 2009, our executive officers, directors and greater-than-10% stockholders complied with all applicable Section 16(a) filing requirements, except that (i) James G. Flanigan filed one (1) Form 4 late, which filing represented six (6) transactions; (ii) Michael Flanigan filed one (1) Form 4 late, which filings represented three (3) transactions; and (iii) Patrick J. Flanigan filed one (1) Form 4 late, which filing represented one (1) transaction, during fiscal year 2009.

                       PROPOSAL I - ELECTION OF DIRECTORS

Our By-Laws provide for a Board of Directors, which consists of three classes of directors of three directors each. Three directors are to be elected to replace those of the class whose terms expire this year. The three directors to be elected at the Annual Meeting shall serve for a three year term expiring in 2013 and until their respective successors are elected and qualified. All of the nominees named herein are presently serving as members of our Board of Directors. We have no reason to believe that any of those named below will be unable or unwilling to serve. If for any reason any nominee named is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board.

Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Unless you specify otherwise, the proxy holders will vote the proxies for the below three nominees.

The name of each nominee, his age, the year in which he was first elected as a director, his principal occupation or occupations for the past five years and positions (other than director) with the Company, based upon information furnished to us by the nominees, are as follows:

                                    Director
Name and Age                        Since          Principal Occupation for Past Five Years
------------                        -----          ----------------------------------------
Jeffrey D. Kastner (56)             1985           Chief Financial Officer; General Counsel, Secretary
Michael B. Flanigan (47)            2005           President and shareholder of Twenty Seven Birds, Corp.,
                                                   a franchisee of the Company since 1985.
Mike Roberts (71)                   2001           Founder of and a partner in The Action Group,
                                                   Inc., sales and marketing consultants to the beverage industry, since 2001.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
              VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.
                   PROXY CARDS PROPERLY EXECUTED AND RETURNED
                WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE
                          INDICATED ON THE PROXY CARD.

The following table sets forth the name and address of each of our directors, including director nominees and executive officers, the year each current director first became a director, and the age and positions currently held by each such individual with us. The following table is as of January 12, 2010.


                              Year First Became           Positions and Offices
Name                          a Director            Age   with the Company
---------------------------- --------------------- ------ -----------------------------------------------------
James G. Flanigan             1991                  45    Chief Executive Officer, President, Director
Jeffrey D. Kastner            1985                  56    Chief Financial Officer, General Counsel,
                                                          Secretary, Director
August Bucci                  2005                  65    Chief Operating Officer, Executive Vice President,
                                                          Director
Patrick J. Flanigan           1991                  49    Director
Michael B Flanigan            2005                  47    Director
Barbara J. Kronk              2004                  64    Director
Mike Roberts                  2001                  71    Director
Germaine M. Bell              1984                  77    Director
Christopher O'Neil            2006                  44    Supervisor, Director


Non-Director Executive
Officers

Jean Picard                                         71    Vice President of Package Operations

Directors and Nominees

JAMES G. FLANIGAN joined our Board of Directors in 1991. Mr. Flanigan has been a Vice President and shareholder of Twenty Seven Birds Corporation, a franchisee of the Company since 1985. Mr. Flanigan was elected President of the Company in 2002 and Chairman of the Board of Directors and Chief Executive Officer in 2005. Mr. Flanigan is the son of our former Chairman of the Board of Directors and former Chief Executive Officer, Joseph G. Flanigan, and is the brother of Directors, Patrick J. Flanigan and Michael B. Flanigan.

JEFFREY D. KASTNER joined our Board of Directors in 1985. Mr. Kastner was employed by the Company as a corporate attorney from 1979-1982 and has been general counsel since 1982. Mr. Kastner was Assistant Secretary of the Company from 1995-2004 and has been Secretary since 2004. In 2004, Mr. Kastner was elected Chief Financial Officer of the Company. From 1983 through 2004, Mr. Kastner was the President of Jeffrey D. Kastner, P.A., a law firm and engaged in the private practice of law. Mr. Kastner received a Juris Doctor in Law in 1978 from the University of Florida, Gainesville, Florida.

AUGUST BUCCI joined our Board of Directors in 2005. Mr. Bucci was employed by the Company as its Entertainment Director from 1978-1980; re-hired as Director of Advertising in 1984; Supervisor of the Company's out of state bars and nightclubs in 1985; Supervisor of Restaurants, Nightclubs and Bars in 1988; Director of Operations - Restaurant Division in 1990; Vice President of Restaurant Operations in 2002; and Chief Operating Officer and Executive Vice President in 2003.

PATRICK J. FLANIGAN joined our Board of Directors in 1991. Mr. Flanigan has been the President and sole shareholder of B. D. 43 Corp., a franchisee of the Company since 1985. Mr. Flanigan has also been the President and sole shareholder of B.D. 15 Corp., the general partner of another franchisee since 1997. Mr. Flanigan is the son of our former Chairman of the Board of Directors and former Chief Executive Officer, Joseph G. Flanigan, and is the brother of Directors, James G. Flanigan and Michael B. Flanigan.

MICHAEL B. FLANIGAN joined our Board of Directors in 2005. Mr. Flanigan has been the President and shareholder of Twenty Seven Birds Corporation, a franchisee of the Company since 1985. Mr. Flanigan is the son of our former Chairman of the Board of Directors and former Chief Executive Officer, Joseph G. Flanigan, and is the brother of Directors, James G. Flanigan and Patrick J. Flanigan.

CHRISTOPHER O'NEIL joined our Board of Directors in 2006. Employed in various capacities by the Company since 1998, as of 2003, Mr. O'Neil has been employed by the Company as a Supervisor where his responsibilities include restaurant supervision and maintenance supervision.

BARBARA J. KRONK joined our Board of Directors in 2004. Mrs. Kronk is a certified public accountant, who has been self-employed as a tax practitioner since 1987. From 1988-2006, Mrs. Kronk was employed as an Instructor of Accounting by the Florida Metropolitan University, Fort Lauderdale and Pompano Beach, Florida, where she also served as Department Chair of Accountancy from 1998-2002. From 1987-1997 and again from 2002-2004, Mrs. Kronk was an Adjunct Instructor of Accounting at various educational institutions in the Fort Lauderdale, Florida area. Mrs. Kronk received a Master's degree in accounting from Nova University, Fort Lauderdale, Florida.

MIKE ROBERTS joined our Board of Directors in 2001. Mr. Roberts is the founder of and has been a partner in The Action Group, Inc., sales and marketing consultants to the beverage industry, since 2001. From 1999-2001, Mr. Roberts was a sales associate with Ginger Spirits, a liquor and wine broker, and from 1979-1999 held various executive sales positions with Southern Wine & Spirits of America.

GERMAINE M. BELL joined our Board of Directors in 1984. Mrs. Bell is retired, but was employed by the Company from 1981 - 1993 as executive secretary to our former Chairman of the Board of Directors, Joseph G. Flanigan, and was our Assistant Secretary from 1986 - 1993.

Non-Director, Executive Officers

JEAN PICARD has been an employee of the Company since 1961. He has been Vice President of Package Store Operations since 2002 and the Company's liquor purchaser since 1998.

                  BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Board of Director Structure and Committees

Our business, property and affairs are managed under the direction of our Board of Directors, except with respect to those matters reserved for our shareholders. Our Board of Directors establishes our overall corporate policies, reviews the performance of management in executing our business strategy and managing our day-to-day operations and acts as an advisor to management. Our Board's mission is to further the long-term interest of our shareholders. Members of the Board of Directors are kept informed of our business through discussions with management, primarily at meetings of the Board of Directors and its committees and through reports and analyses presented to them. Significant communications between our directors and management may occur apart from these meetings.

James G. Flanigan serves as Chairman of our Board of Directors. The Board of Directors held a total of four meetings during our 2009 fiscal year, which ended on October 3, 2009. Every director attended at least 75% of the total number of meetings of the Board of Directors and at least 75% of all meetings of the committees of the Board of Directors on which the director served. The Board of Directors has determined that we are a "controlled" company as defined by the New York Stock Exchange/American Stock Exchange ("NYSE/AMEX") and SEC rules since more than 50% of our issued and outstanding common stock is owned by the immediate family of our Chairman of the Board of Directors, including through revocable and irrevocable trusts established by our former Chairman, Joseph G. Flanigan, for his children and grandchildren, and other officers and directors of the Company. As a "controlled' company, the majority of the Board of Directors need not be independent and the Board of Directors has determined that only Mike Roberts, Barbara J. Kronk and Germaine M. Bell are independent as defined by the NYSE/AMEX and SEC rules.

The Board of Directors currently has three committees, the Audit Committee, the Independent Committee and the Corporate Governance and Nominating Committee, each as described below.

Audit Committee

The Audit Committee of the Board of Directors, which currently consists of Barbara J. Kronk, Germaine M. Bell and Mike Roberts, reviews the auditing, accounting, financial reporting and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.flanigans.net under the link "Corporate Governance", which committee
-----------------
annually reviews and assesses for adequacy. All of the committee members are independent as required by applicable NYSE/AMEX and SEC rules. The committee met four times during fiscal year 2009. The Board of Directors has determined that Barbara J. Kronk satisfies the definition of "audit committee financial expert" as promulgated by the SEC by virtue of her educational and work experience as described above.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee held four meetings during fiscal year 2009. The Audit Committee meets separately with our Chief Financial Officer and our independent public accountants, MarcumRachlin, a division of Marcum, LLP (f/k/a Rachlin, LLP), at selected meetings. The Audit Committee oversees the financial accounting and reporting processes, system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is posted at our website at www.flanigans.net under the link "Corporate Governance."

Our management has primary responsibility for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reports to the Audit Committee on any deficiencies found. Our independent auditors were responsible for auditing the financial statements and for reviewing the unaudited interim financial statements and for expressing an opinion about whether our financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these procedures.

         The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors, with and without management present.

2. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight board (PCAOB) in Rule 3200 T.

3. The Audit Committee has received the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors'
communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors' independence.

         Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2009 for filing with the SEC.

           Submitted by the Audit Committee of the Board of Directors

                         Members of the Audit Committee

                          Barbara J. Kronk, Chairperson
                                Germaine M. Bell
                                  Mike Roberts

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Independent Committee

The members of the Independent Committee are all of the independent directors, Barbara J. Kronk, Germaine M. Bell and Mike Roberts. The primary function of the Independent Committee is to assist the Board of Directors on matters that may come before it requiring independent investigation and/or guidance. During our fiscal year 2009, no matters were referred to the Independent Committee by the Board of Directors. This committee met once during our fiscal year 2009.

Corporate Governance and Nominating Committee

         The members of the Corporate Governance and Nominating Committee, are James G. Flanigan, Barbara J. Kronk and Mike Roberts. This committee is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. Committee members, Barbara J. Kronk and Mike Roberts are considered independent as defined under applicable NYSE/AMEX and SEC rules. The committee will consider properly recommended shareholder nominations for directors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.flanigans.net under the link "Corporate
                                     -----------------
Governance." The committee's policy is to identify and consider candidates for election as directors, including candidates recommended by our shareholders. A shareholder may nominate a person for election as a director at an annual meeting of the shareholders only if written notice of such shareholder's intent to make such nomination has been given to the Company's Corporate Secretary as described in the applicable proxy statement for the previous year's annual meeting of shareholders. Each written notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended, and (ii) such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected; and (b) as to the shareholder making such nomination, (i) the name and address of such shareholder, as they appear on the Company's books, (ii) the class and number of shares of stock of the Company which are owned by such shareholder, (iii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, and (iv) a representation whether the shareholder intends or is a part of a group which intends (y) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to elect the nominee and/or (z) otherwise to solicit proxies from shareholders in support of such nomination. The Committee will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates identified to the Committee. For a further description of the process for nominating directors, see "About the Proxy Materials and the Annual Meeting
- How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2011 Annual Meeting?" This committee met once during our fiscal year 2009.

Consideration of Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The committee regularly assesses the appropriate size of the Board and whether any vacancies of the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current Board members, shareholders or other persons. The committee has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. These candidates will be evaluated at meetings of the Corporate Governance and Nominating Committee. Nominees recommended by persons other than the current Board members or executive officers will be subject to the process described in "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2011 Annual Meeting?"

In evaluating nominations for candidates for membership on our Board of Directors, the Corporate Governance and Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all of their directors' duties. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow our Board to fulfill its responsibilities. All nominees for director included on the Company's proxy card are currently serving as Directors of the Company.

Shareholder   Communications  and  Director  Attendance  at  Annual  Shareholder
Meetings

Our Board welcomes communications from shareholders and has adopted a procedure for receiving and addressing such communications. Shareholders may send written communications to the entire Board or individual directors, addressing them to Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, Attention: Corporate Secretary. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly junk mail or a mass mailing, a business solicitation, advertisement or job inquiry, or is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

Recognizing that director attendance at the Company's annual meeting of shareholders can provide shareholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings. All of our directors, with the exception of Mike Roberts, attended the 2009 Annual Meeting of Shareholders.

Our policies regarding shareholder communications and director attendance, (which may be modified from time to time), can be found on our website at www.flanigans.net under the link "Corporate Governance."

Director Compensation

Members of our Board of Directors who are employed by the Company presently receive no additional remuneration for acting as directors. We compensate our non-employee directors at the rate of $7,500 per year, plus $250 for each meeting of the Board of Directors attended. In addition, we also reimburse directors for reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Director meetings. Four regularly scheduled Board of Director meetings are typically held during the fiscal year.

The following table sets forth the compensation paid by us during our fiscal year 2009 to our non-employee directors:

                           DIRECTOR COMPENSATION TABLE

                               Annual Compensation
                               -------------------

---------------------------------------------------------------------------------------------------------------------
                                                                            Change in
                                                                          Pension Value
                                                                             and Non
                          Fees                                              qualified
                         Earned                           Non-Equity        Deferred
                         or Paid     Stock    Option    Incentive Plan    Compensation        All Other      Total
         Name            in Cash    Awards    Awards     Compensation       Earnings        Compensation      ($)
         ----            --------   ------    ------     ------------       --------        ------------      ---
                           ($)
---------------------------------------------------------------------------------------------------------------------
Barbara J. Kronk         9,500       0         0         0                  0               0                9,500
---------------------------------------------------------------------------------------------------------------------
Germaine M Bell          9,500       0         0         0                  0               0                9,500
---------------------------------------------------------------------------------------------------------------------
Mike Roberts             9,000       0         0         0                  0               0                9,000
---------------------------------------------------------------------------------------------------------------------
Patrick J. Flanigan      8,500       0         0         0                  0               0                8,500
---------------------------------------------------------------------------------------------------------------------
Michael B. Flanigan      8,500       0         0         0                  0               0                8,500
---------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

We do not have a compensation committee. Our Board of Directors is responsible for establishing and administering our policies governing the compensation of our executive officers, who are appointed by our Board of Directors. Because we are a "controlled" company as defined by the NYSE/AMEX and SEC rules since more than 50% of our issued and outstanding common stock is owned by the immediate family of our Chairman of the Board of Directors and other officers and directors of the Company, we are not required to have (i) a compensation committee comprised of independent directors, or (ii) a majority of our independent members of our Board determine or recommend to our Board, the compensation levels of our executive officers.

The primary objective of our executive compensation program is to attract, motivate and retain the executive talent needed to facilitate our business strategies and long-range plans and to optimize shareholder value in a competitive environment.

Our Board of Directors employs the following principles to provide an overall framework for the compensation of our executive officers:

      o     reward outstanding performance;
      o motivate executive officers to perform to the fullest of their abilities;
      o tie a significant portion of executives' total compensation to our annual and long-term financial performance and the creation of incremental shareholder value;
      o offer compensation opportunities that attract and motivate the best talent; and
      o retain those with leadership abilities and skills necessary for building long-term shareholder value.

Compensation Categories

Our Board of Directors considers all elements of compensation when determining total compensation and the individual components of total compensation. Our Board of Directors allocates total compensation between currently paid and long-term compensation, cash and non-cash compensation. Our Board of Directors believes that each of these compensation categories provides incentives and rewards that address different elements of the compensation program's objective and when considered together serve to achieve our overall compensation objectives.

Our Board of Directors examines each of these factors in determining the basis for allocating compensation to each different form of award, such as the relationship of the award to the achievement of our long-term goals, management's exposure to downside equity performance risk and the analysis of cost to the Company versus expected benefit to the executive. As part of this analysis, our Board of Directors believes that a meaningful portion of each executive's compensation should be placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for our shareholders from both the short-term and long-term perspectives.

Our Board of Directors believes that currently paid cash compensation provides our executives with short-term rewards for success in achieving individual and Company performance goals. Currently paid cash consideration includes base salary and annual cash incentive bonuses. Our Board of Directors believes that providing executives with competitive currently paid cash consideration is the central element of attracting, retaining and motivating high quality executives.

Our Board of Directors believes that currently paid non-cash compensation provides our executives with the same benefits as currently paid cash compensation. Items of currently paid non-cash compensation for certain executive officers include a Company provided vehicle or car allowance, Company sponsored health insurance and other non-cash benefits.

Compensation Elements

Our executive compensation program consists primarily of the following elements:

Base Salary

Base  salary  is  used  to  recognize  the  experience,  skills,  knowledge  and responsibilities required of our executive officers in their roles. When establishing the 2009 base salaries of our executive officers other than the Chief Executive Officer, the Board of Directors considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the historical base salary of the individual and recommendations from the Chief Executive Officer. The Board of Directors considered these same factors in establishing the base salary of the Chief Executive Officer, as well as additional factors such as the Chief Executive Officer's industry experience and profile. In addition, the Board of
Directors  considered   competitive  market  practices  with
respect to these salaries, although it did not set base salaries according to specific benchmarking standards.

The salaries of our executive officers are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities and modified for merit, the general performance of the Company, the executive's success in meeting or exceeding individual performance objectives and if significant corporate goals were achieved. If necessary, the Board of Directors also realigns base salaries with market levels for the same positions in companies of similar size to the Company represented in the compensation data it reviews.

Annual Incentive Bonuses

Our variable compensation program includes eligibility for annual performance-based and discretionary cash bonuses for senior management, including each of our executive officers. In all cases, the amount of the cash bonus is impacted by our results of operations. The awards of variable compensation to the Chief Executive Officer and our executive officers are reflected in the Summary Compensation Table below.

Employee  Benefit Plans

We provide group life and health insurance plans for our hourly and salary employees. We also maintain a 401(k) retirement plan for our hourly and salary employees. Pursuant to the plan, participants may elect to make pre-tax contributions to the plan, subject to certain limitations imposed under the plan and the Internal Revenue Code of 1986, as amended. In addition, we may make periodic discretionary contributions to the plan.

Other Benefits and Perquisites

We provide the opportunity for our executive officers to receive certain perquisites and general health and welfare benefits. We offer these benefits to provide an additional incentive for our executives, to remain competitive in the general marketplace for executive talent and to enable our executives to better focus on their performance.

We have or may provide the following personal benefits and perquisites to our executive officers:

o eligibility to participate in our health, dental, vision, disability insurance and life insurance programs;
o a Company provided vehicle or car allowance, along with the reimbursement of expenses related to operating, maintaining and insuring the vehicle; and
o eligibility to participate in our 401(k) retirement plan, subject to certain limitations imposed under the plan and the Internal Revenue Code of 1986.

Stock Option Grants in Last Fiscal Year.

We granted no stock options during our fiscal year 2009.

Stock Ownership Guidelines

We have not implemented stock ownership guidelines for our executive officers. We will continue to periodically review best practices and re-evaluate our position with respect to stock ownership guidelines.

The following table sets forth information regarding the compensation paid or distributed for services rendered by our principal executive, our principal financial officer and our other executive officers whose total compensation exceeded $100,000 (collectively the "Named Executives") for services rendered in all capacities to us during the years indicated. For purposes of this table, compensation paid or distributed in one fiscal year may include payment of bonuses accrued in a prior fiscal year.

                                                                                              Qualified
                                                                               Non Equity        Non
                                                                                Incentive      Deferred     All Other
                                                             Stock    Option      Plan       Compensation  Compensation    Total
Name and Principal Position   Year    Salary       Bonus     Awards   Awards   Compensation    Earnings        (2)       (1)(4)(5)
---------------------------   ----    ------       -----     ------   ------   ------------    --------        ---       ---------
James G. Flanigan (3)         2009   $151,000   $  310,000   $        $        $              $            $   25,000   $  486,000
Chairman of the Board and     2008    153,000      282,000                                                     25,000      460,000
Chief Executive Officer

Jeffrey D. Kastner (3)        2009    146,000   $  228,000   $        $        $              $            $            $  374,000
Chief Financial Officer       2008    147,000      207,000                                                                 354,000
General Counsel and
Secretary

August Bucci (3)              2009    146,000   $  228,000   $        $        $              $            $            $  374,000
Chief Operating Officer       2008    146,000      224,000                                                                 370,000
and Executive Vice
President

Jean Picard (3)               2009     83,000   $   55,000   $        $        $              $            $            $  138,000
Vice President of Package     2008     82,000       51,000                                                                 133,000
Operations
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) This table does not include incidental personal benefits of a limited nature. Although the amount of such benefits and extent to which they are related to job performance cannot be ascertained specifically, we have concluded that the aggregate per Named Executive Officer does not exceed $10,000.

(2) Represents the amount of the premium paid by the Company for life insurance on Mr. Flanigan's life, ($25,000 - 2009 and $25,000 - 2008), the beneficiary of which has been designated by Mr. Flanigan.

(3)      Includes annual performance based bonus amounts equal to 14% (for James
         G. Flanigan), 2.25% (for each of Jeffrey D. Kastner and August Bucci) and 1.5% (for Jean Picard), of our annual income, before income taxes, depreciation and amortization, which exceeds $650,000, excluding extraordinary items. These amounts are typically paid within 45 days after the end of our fiscal year and for our fiscal years ended 2009 and 2008, amounted to $321,000 and $344,500 paid to Mr. Flanigan; $51,600 and $55,300 paid to each of Messrs. Kastner and Bucci; and $34,400 and $36,900 paid to Mr. Picard.

         Also includes annual performance based bonus amounts payable to each of Messrs. Kastner and Bucci equal to 5% of our pre-tax net income before depreciation and amortization from our Company owned restaurants and our share of the pre-tax net income before depreciation and amortization from the restaurants owned by the limited partnerships where we are the general partner and our share of the pre-tax income before depreciation and amortization from the restaurant owned by an unaffiliated third party that we manage. These amounts are typically paid within 120 days of the end of our fiscal year and for our fiscal years ended 2009 and 2008 amounted to $166,000 and $178,000 paid to each of Messrs. Kastner and Bucci.

         Also includes annual performance based bonus amounts payable to Mr. Picard, equal to 3% of our pre-tax net income before depreciation and amortization from our Company owned package liquor stores. These amounts are typically paid within 120 days of the end of our fiscal year and for our fiscal years ended 2009 and 2008, amounted to $24,000 and $22,000, paid to Jean Picard.

(4) No cash dividends were declared or paid by the Board of Directors during our fiscal years 2009 and 2008.

(5) Does not include any limited partnership distributions made by any of the affiliated limited partnerships or any franchise or management fees paid by franchises, which are affiliated with any of the Named Executives. See "Related Party Transactions".

Outstanding Equity Awards

         There are no outstanding equity awards at October 3, 2009 with respect to the Named Executives.

Option Exercises and Shares Vested

         There were no option and stock exercises during our fiscal year ended October 3, 2009 with respect to the Named Executives.

Pension Benefits

         During our fiscal year ended October 3, 2009, we instituted a limited retirement plan/death benefit whereby employees with thirty five (35) years of employment with the Company receive upon his/her death or retirement a payment equal to the smaller of (i) 15% of their last annual Form W-2 earnings; and (ii) $10,000. With the exception of the above, we do not have any other plans that provide for payments or other benefits at, following, or in connection with, retirement.

Nonqualified Deferred Compensation

      We do not have any plan that provided for deferred compensation.

                           RELATED PARTY TRANSACTIONS

Affiliated Franchises
---------------------

Coconut Grove, Florida

James G. Flanigan, our Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Michael B. Flanigan, a member of our Board of Directors and James G. Flanigan's brother, are each a 35.24% owner of a company which has a franchise arrangement with us for the operation of a combination restaurant/package liquor store located in Coconut Grove, Florida. James G. Flanigan manages the day-to-day business operations of this franchised location. During fiscal year 2009, this franchised location's operations generated $7,333,000 in gross revenues and paid to us $172,000 in franchise fees.

Pompano Beach, Florida

Patrick G. Flanigan, brother to both James G. Flanigan and Michael B. Flanigan and a member of our Board of Directors, owns 100% of a company which has a franchise arrangement with us for the operation of a combination restaurant/package liquor store located in Pompano Beach, Florida. Patrick G. Flanigan manages the day-to-day business operations of this franchised location. During fiscal year 2009, this franchised location's operations generated $4,260,000 in gross revenues and paid to us $128,000 in franchise fees.

Boca Raton, Florida

James G. Flanigan owns 100% of a company which manages a restaurant for a company which has a franchise arrangement with us for the operation of a restaurant located in Boca Raton, Florida. James G. Flanigan manages the day-to-day business operations of this franchised location. During fiscal year 2009, this franchised location's operations generated $3,201,000 in gross revenues and paid to us $96,000 in franchise fees.

Subsequent to our fiscal year 2009, the Company purchased the operating assets of this franchised restaurant from the franchisee and on October 18, 2009, this restaurant began operating as a Company-owned restaurant. As of October 18, 2009, James G. Flanigan no longer manages the business operations of this location.

Deerfield Beach, Florida

Our officers and directors collectively own 30% of the shareholder interest of a company which has a franchise arrangement with us for the operation of a combination restaurant/package liquor store located in Deerfield Beach, Florida. The shareholder interest of the Chairman's family represents an additional 60% of the total invested capital. The Company manages the day- to- day operations of this franchised location. During fiscal year 2009, this franchised location's operations generated $2,634,000 in gross revenues and paid to us $64,000 in franchise and management fees.

Fort Lauderdale, Florida

Patrick G. Flanigan is the sole general partner and a 25% limited partner in a limited partnership which has a franchise arrangement with us for the operation of a restaurant located in Fort Lauderdale, Florida. Patrick G. Flanigan manages the day-to-day operations of this franchised location. The Company is a 25% limited partner in this limited partnership and officers and directors of the Company (excluding Patrick G. Flanigan) own an additional 33.8% limited partnership interest in this franchised location. During fiscal year 2009, this franchised location's operations generated $2,298,000 in gross revenues and paid to us $93,000 in franchise fees.

Affiliated Limited Partnerships
-------------------------------

Surfside, Florida

We are the sole general partner and a 45% limited partner in this limited partnership which has owned and operated a restaurant in Surfside, Florida under our "Flanigan's Seafood Bar and Grill" service mark since March 6, 1998. An additional 34.9% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $2,951,000 in gross revenues and we received $33,600 in distributions from this limited partnership.

Kendall, Florida

We are the sole general partner and a 41% limited partner in this limited partnership which has owned and operated a restaurant in Kendall, Florida under our "Flanigan's Seafood Bar and Grill" service mark since April 4, 2000. An additional 29.7% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $4,984,000 in gross revenues and we received $166,600 in distributions from this limited partnership.

West Miami, Florida

We are the sole general partner and a 27% limited partner in this limited partnership which has owned and operated a restaurant in West Miami, Florida under our "Flanigan's Seafood Bar and Grill" service mark since October 11, 2001. An additional 34.1% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $4,671,000 in gross revenues and we received $114,700 in distributions from this limited partnership.

Weston, Florida

We are the sole general partner and a 30% limited partner in this limited partnership which has owned and operated a restaurant in Weston, Florida under our "Flanigan's Seafood Bar and Grill" service mark since January 20, 2003. An additional 35.1% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $3,980,000 in gross revenues, but we received no distributions from this limited partnership.

Stuart, Florida

We are the sole general partner and 13% limited partner in this limited partnership which has owned and operated a restaurant in a Howard Johnson's Hotel in Stuart, Florida under our "Flanigan's Seafood Bar and Grill" service mark since January 11, 2004. An additional 31.0% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $1,954,000 in gross revenues, but we received no distributions from this limited partnership.

Wellington, Florida

We are the sole general partner and a 28% limited partner in this limited partnership which has owned and operated a restaurant in Wellington, Florida under our "Flanigan's Seafood Bar and Grill" service mark since May 27, 2005. An additional 25.7% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $2,764,000 in gross revenues and we received $5,150 in distributions from this limited partnership.

Pinecrest, Florida

We are the sole general partner and a 40% limited partner in this limited partnership which has owned and operated a restaurant in Pinecrest, Florida under our "Flanigan's Seafood Bar and Grill" service mark since August 14, 2006. An additional 15.0% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $4,700,000 in gross revenues and we received $210,400 in distributions from this limited partnership.

Pembroke Pines, Florida

We are the sole general partner and a 17% limited partner in this limited partnership which has owned and operated a restaurant in Pembroke Pines, Florida under our "Flanigan's Seafood Bar and Grill" service mark since October 29, 2007. An additional 17.9% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $2,930,000 in gross revenues and we received $18,225 in distributions from this limited partnership.

Davie, Florida

We are the sole general partner and a 48% limited partner in this limited partnership which has owned and operated a restaurant in Davie, Florida under our "Flanigan's Seafood Bar and Grill" service mark since July 29, 2008. An additional 9.7% limited partnership interest is collectively beneficially owned by our officers and directors or their families. During fiscal year 2009, this location's operations generated $3,843,000 in gross revenues and we received $73,800 in distributions from this limited partnership.

During our fiscal years 2009 and 2008, our executive officers and/or directors received the following distributions as limited partners of the above-described limited partnerships and not as compensation:

                                                        Annual Distributions from Affiliated Limited Partnerships
                                                        ---------------------------------------------------------

                     Fiscal  Surfside,  Kendall,  W. Miami    Weston    Stuart  Wellington  Pinecrest Prembroke   Davie
Names                 Year      Fl.      Fl.         Fl.        Fl.        Fl.        Fl.       Fl.   Pines, FL     FL       Total
-----                 ----   --------   --------  ---------  ---------  -------  ---------  ---------  --------- --------  --------
James G. Flanigan,    2009   $  2,000   $ 46,200  $ 34,875   $     --   $   --   $    250   $  2,400   $  2,250  $  2,250  $ 90,225
Chairman of the       2008   $  4,000   $ 52,800  $ 21,375   $ 10,150   $   --   $  1,200   $  1,200   $  3,500  $     --  $ 94,225
Board and Chief
Executive Officer

Jeffrey D. Kastner,   2009   $  1,000             $  3,875   $     --   $   --   $    500   $  5,600   $  2,250  $  4,500  $ 17,725
Chief Financial       2008   $  2,000             $  2,375   $  1,450   $   --   $  2,000   $  2,800   $  3,500  $     --  $ 14,125
Officer, General
Counsel and
Secretary

August H. Bucci,      2009   $    400   $  7,000  $  9,300   $     --   $   --   $    500   $  4,000   $  2,250  $  4,500  $ 27,950
Chief Operating       2008   $    800   $  8,000  $  5,700   $  5,800   $   --   $  2,000   $  2,800   $  3,500  $     --  $ 28,600
Officer and
Executive Vice
President

Jean Picard,          2009   $    400   $  1,400  $  1,550   $     --   $   --   $    100   $    800   $    225            $  4,475
Vice President of     2008   $    800   $  1,600  $    950   $    580   $   --   $    400   $    400   $    350            $  5,080
Package Store
Operations

Patrick J. Flanigan,  2009   $  1,000   $  1,400  $ 15,500   $     --   $   --   $    500   $  2,400   $    450  $    900  $ 22,150
Director              2008   $  2,000   $  1,600  $  9,500   $  8,120   $   --   $  2,000   $  1,200   $    700  $     --  $ 25,120

Michael B. Flanigan,  2009   $  3,400   $ 46,200  $ 38,750   $     --   $   --   $  1,000   $ 28,000   $  2,250  $  4,500  $124,100
Director              2008   $  6,800   $ 52,800  $ 23,750   $ 19,430   $   --   $  4,000   $ 12,400   $  3,500  $     --  $122,680

Christopher O'Neil    2009                                              $   --   $    200   $  3,200   $    450            $  3,850
Supervisor,           2008                                              $   --   $    800   $  1,600   $    700            $  3,100
Director

Mike Roberts          2009   $    400                        $     --   $   --                                             $    400
Director              2008   $    800                        $    580   $   --                                             $  1,380

Germaine M. Bell,     2009   $    200                                                                                      $    200
Director              2008   $    400                                                                                      $    400

All Executive         2009   $  8,800   $102,200  $103,850   $     --   $   --   $  3,050   $ 46,400   $ 10,125  $ 16,650  $291,075
Officers and          2008   $ 17,600   $116,800  $ 63,650   $ 46,110   $   --   $ 12,400   $ 22,400   $ 15,750  $     --  $294,710
Directors

Each of the above transactions was reviewed by the Board of Directors at the time made and were, in the opinion of management and the Board, entered into on terms which were no less favorable to the Company than could be obtained in similar transactions with disinterested third parties.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We retained Rachlin, LLP, to act as our independent registered public accounting firm during our fiscal year 2009. On June 1, 2009, Rachlin, LLP, ("Rachlin"), merged with and into Marcum, LLP, ("Merger"), and began practicing in Florida as "MarcumRachlin, a division of Marcum, LLP" ("MarcumRachlin"). Accordingly, effective June 1, 2009, Rachlin ceased to act as the Company's independent registered public accounting firm and MarcumRachlin became the Company's independent registered public accounting firm through the balance of our fiscal year 2009 and has been retained as the Company's independent registered public accounting firm for our fiscal year 2010. This change in the Company's independent registered public accounting firm was accepted by the Audit Committee of the Company's Board of Directors.

The principal accountant's reports of Rachlin on the consolidated financial statements of the Company as at and for the fiscal years ended September 27, 2008 and September 29, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 27, 2008 and September 29, 2007 and through the effective time of the Merger, there were no disagreements with Rachlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which if not resolved to Rachlin's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended September 27, 2008 and September 29, 2007 and through June 1, 2009, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended September 27, 2008 and September 29, 2007 and through the effective time of the Merger, the Company did not consult with Marcum LLP or MarcumRachlin with respect to any of (i) the application of accounting principles to a specific transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rachlin with a copy of the foregoing disclosure and Rachlin furnished the Company with a copy of its letter addressed to the Securities and Exchange Commission, dated June 5, 2009, stating that it agreed with the disclosures made herein.

A representative of MarcumRachlin is expected to be present at the Annual Meeting; will have an opportunity to make a statement, if he or she so desires; and is expected to be available to respond to appropriate questions.

                                    AUDIT FEE

In our fiscal year ended October 3, 2009, we were billed by and paid MarcumRachlin, $140,000 in connection with the preparation of our annual audit and our filing on Form 10-K and we were billed $76,000 for the quarterly review of our filings on Form 10-Q. During our fiscal year ended October 3, 2009, we also paid the balance of $21,000 billed for the quarterly review of our filings on Form 10-Q during our fiscal year ended September 27, 2008.

In our  fiscal  year  ended  September  27,  2008,  we were  billed  by and paid
MarcumRachlin, $120,000 in connection with the preparation of our annual audit and our filing on Form 10-K and we were billed $68,000 for the quarterly review of our filings on Form 10-Q, $47,000 of which was paid during our fiscal year ended September 27, 2008 and the balance of which, ($21,000), was paid subsequent thereto.

           AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF OUR INDEPENDENT AUDITORS

Our Audit Committee implements a policy that generally requires that all audit and permissible nonaudit services provided by the Company's independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. All audit and permissible non-audit services provided by the Company's independent auditors have been pre-approved by the Company's Audit Committee. Our Audit Committee has considered whether the provision of services under the heading "All Other Fees" is compatible with maintaining the accountants' independence and determined that it is consistent with such independence.

           FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

MarcumRachlin did not perform any services or bill any fees for direct or indirect operation and/or supervision of the operation of our information systems, management of our local area network and/or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that are significant to our financial statements taken as a whole for our fiscal years ended October 3, 2009 or September 27, 2008.

                           TAX FEES AND ALL OTHER FEES

In our fiscal year ended October 3, 2009, we were billed and paid MarcumRachlin an aggregate of $49,000 for the preparation of our income tax returns $7,000 in connection with the IRS audit of our income tax returns for the fiscal years ended September 30, 2006 and September 29, 2007 and $2,000 for the appeal of our real and personal property tax assessments.

In  our  fiscal  year  ended  September  27,  2008,  we  were  billed  and  paid
MarcumRachlin an aggregate of $49,000 for the preparation of our income tax returns, $10,000 in connection with the IRS audit of our income tax returns for the fiscal years ended September 30, 2006 and September 29, 2007 and $3,800 for the appeal of our real and personal property tax assessments.

In our fiscal years ended October 3, 2009 and September 27, 2008, we paid MarcumRachlin $14,000 and $12,000, respectively, in connection with the audit of our 401(k) Plan.

The Audit Committee has considered the provisions for services by MarcumRachlin, other than services rendered in connection with auditing of our annual financial statements and reviewing our interim financial statements and determined that the provisions for these services are compatible with maintaining the independence of MarcumRachlin.

                  SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

The rules and regulations of the Securities and Exchange Commission afford shareholders the right to submit proposals to us which we must then include in our proxy materials and which will be voted on by shareholders at the Annual Meeting next ensuing. Under these regulations any shareholder desiring to submit a proposal to be voted on at our 2011 Annual Meeting must deliver the proposal to us no later than September 28, 2010.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to multiple shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This
process  of   "householding"   potentially
provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Corporate Secretary, at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 or by calling us at 954-377-1961.

                              ADDITIONAL MATERIALS

Included herewith please find a copy of the Company's Annual Report on Form 10-K for the year ended October 3, 2009, without exhibits, filed with the SEC on January 4, 2010. This document does not form any part of the material for solicitation of proxies. We will provide, without charge, a copy of the exhibits to its Form 10-K, upon written request to our Corporate Secretary, at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.

                              AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires us to file reports, proxy statements and other information with the SEC. You may inspect and request copies (at prescribed rates) of our reports, proxy statements and other information filed by us at the public reference facilities at the SEC's office at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549. Our reports, proxy statements and other information can also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

                            AVAILABILITY OF FORM 10-K

We will furnish, upon request and without charge to each shareholder from whom we solicit a proxy, a copy of our current annual report on Form 10-K, without exhibits, filed with the SEC. Requests should be in writing and addressed to our corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.
Attn: Corporate Secretary.

                                  OTHER MATTERS

As of the date of this proxy statement, we do not intend to present and have not been informed that any other person intends to present, any matters for action at the meeting other than those specifically referred to herein. If, however, any other matters are properly presented at the meeting it is the intention of the persons named in the proxies to vote the shares of stock represented thereby in accordance with their best judgment on such matters.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       Jeffrey D. Kastner
                       Secretary

January 26, 2010

[X]  PLEASE MARK VOTES             REVOCABLE PROXY
     AS IN THIS EXAMPLE     FLANIGAN'S ENTERPRISES, INC.


Proxy Solicited on Behalf of the Board of Directors of Flanigan's Enterprises, Inc. for Annual Meeting of Shareholders February 26, 2010.

The undersigned shareholder of Flanigan's Enterprises, Inc., a Florida corporation (the "Company") hereby constitutes and appoints Jeffrey D. Kastner and James G. Flanigan, jointly and severally as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Flanigan's Enterprises, Inc, to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, FL 33334 on Friday, February 26, 2010 at 10:00 A.M. and at any adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

         Please sign exactly as name appears below.



                                                                  With-  For All
                                                           For    hold   Except
1.    ELECTION OF DIRECTORS.                               [_]    [_]    [_]

      Nominees:

Jeffrey D. Kastner, Michael B. Flanigan, and Mike Roberts

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. In their discretion upon other matters as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal one.

      When shares are held by joint tenants, both must sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


                                                        ------------------------
         Please be sure to date and sign                | Date                 |
         this proxy card in the box below.              |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Sign above-----------------------------------------------------------

--------------------------------------------------------------------------------
             Detach above card, sign, date and mail in postage paid
                               envelope provided.


                          FLANIGAN'S ENTERPRISES, INC.
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-----------------------------------------

-----------------------------------------

-----------------------------------------